Filed Pursuant to Rule 497(e)
1933 Act File No. 033-52154
1940 Act File No. 811-07168

Hennessy Japan Fund

Supplement to the Prospectus dated February 27, 2015,
as amended and restated June 15, 2015, and
supplemented June 22, 2015, and October 7, 2015

Hennessy Japan Small Cap Fund

Supplement to the Prospectus dated February 27, 2015,
as amended and restated June 15, 2015, and supplemented
June 22, 2015, October 7, 2015, and November 16, 2015

January 14, 2016

At a meeting of the shareholders of the Investor Class shares of the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund, each a series of Hennessy Funds Trust, held on January 14, 2016 (as adjourned from September 15, 2015, October 2, 2015, and November 30, 2015), the shareholders approved the adoption of a Distribution (Rule 12b-1) Plan for the Investor Class shares of such Hennessy Funds.  It has not yet been determined when the Distribution Plan for such Hennessy Funds will become effective.

More information regarding the Distribution Plan and the projected fees and expenses of the Investor Class shares of the Hennessy Funds listed above following implementation of the Distribution Plan, as applicable, is available in the proxy statement, which information is incorporated herein by reference.  Shareholders may obtain a free copy of the definitive proxy statement and other documents filed by Hennessy Funds Trust with the Securities and Exchange Commission at the SEC’s web site at www.sec.gov or by contacting Hennessy Funds Trust.

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